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                       REAL ESTATE LOAN AND SECURITY AGREEMENT
           Mortgaged Property:  6825 E. McDowell Road, Scottsdale, Arizona
                                  [Acura Facilities]

         THIS SECURITY AGREEMENT AND REAL ESTATE LOAN AGREEMENT (hereinafter called the "Agreement") dated this ____ day of ___________, 1996 is made by SA AUTOMOTIVE, Ltd., an Arizona corporation, whose address is 6725 E. McDowell, Scottsdale, Arizona (hereinafter called "Borrower"), for the benefit of CHRYSLER FINANCIAL CORPORATION, a Michigan corporation, having offices located at 27777 Franklin Road, Southfield, Michigan 48034 (hereinafter called "Lender").

         WHEREAS, Borrower is engaged in the development of automobile dealership properties and in connection therewith owns a piece of real property (which business hereinafter shall be called "Borrower's Business") and desires to borrow funds in the amount of $2,417,000 (hereinafter called the "Loan") from Lender in order to provide permanent financing for certain real estate known as 6825 E. McDowell Road, Scottsdale, Arizona [Acura facilities] and as more particularly described in Exhibit A attached to the Deed of Trust given to Lender on even date herewith and incorporated herein by reference (hereinafter the "Mortgaged Premises"); and

         WHEREAS, Lender is willing to lend to Borrower said capital funds on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration mutually exchanged by Borrower and Lender, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Borrower hereby agrees as follows:

SECTION 1. DEFINITIONS. When used in this Agreement, the following terms shall have the following meanings and shall be limited to only that Collateral as defined below which is owned or leased by Borrower and located on or used in connection with the Mortgaged Premises:

1.1. "Affiliate" with respect to Borrower shall mean any person, entity or business organization which, directly or indirectly, controls, is controlled by or is under common control with the Borrower;

1.2. "Books" shall mean all books, records and correspondence relating to the Collateral, including, but not limited to, all ledgers, computer and automatic machinery software and programs, printouts and computer runs and other computer prepared information;

1.3. "Collateral" shall mean all property and interests in property or rights in which a security interest is granted by

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Borrower to Lender in this Agreement pursuant to Section 3 hereof;

1.4. "Commitment Letter" shall mean that certain letter, if any, between Borrower and Lender, setting forth certain terms and conditions of the Loan;

1.5. "Event of Default" shall mean the occurrence of the event as contained in Section 8 of this Agreement;

1.6. "Fixtures" shall mean all personal property which has become permanently attached to the Mortgaged Premises;

1.7. "Obligations" shall mean any and all liability, obligation, or indebtedness owed pursuant to the terms and conditions of this Agreement and any and all other agreements, promissory notes, guaranties and contractual arrangements of every kind and nature between Borrower and Lender with respect to the Loan, whether now or hereafter in existence; and

1.8. "Proceeds" shall mean whatever is received upon the sale, exchange, collection or other disposition of the Collateral or proceeds, whether cash proceeds or non-cash proceeds.

SECTION 2.  THE LOAN.

2.1. Lender hereby agrees to loan to Borrower, and Borrower hereby agrees to borrow from Lender, an amount which shall be evidenced by a promissory note (the "Note") to be executed by Borrower concurrently herewith, which Note shall be in substance and form satisfactory to Lender. The amount borrowed may be increased from time to time upon written request of Borrower approved by Lender. The initial loan and any new advances evidencing increases to the initial loan (hereinafter in the aggregate referred to as the "Loan") shall be subject to the terms and conditions of this Agreement. The Loan may be prepaid at any time in whole or in part without premium or penalty.

2.2.     The Note shall evidence the terms of repayment of the Loan.

         The Loan shall bear interest upon the unpaid balance thereof at that rate of interest stated in the Note.

         Principal and interest shall be due and payable on the date(s) and in the amounts as specified in the Note.

2.3. Borrower and Lender agree that it is their respective intentions, and they do specifically agree: (a) that this Agreement, the Note issued hereunder, and any subsequent promissory notes issued hereunder evidencing new advances, and any subsequent agreements between the parties, provide for cross rights to declare a default; (b) upon the occurrence of an Event of Default, all Obligations shall be matured, immediately due and


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payable, notwithstanding any maturity date thereof, or agreements thereto, to the contrary; and (c) that the agreements contained in this Section 2.3 shall be, and are hereby, made a part of all agreements between Borrower and Lender, whether now or hereafter in existence.

SECTION 3.  SECURITY.

3.1. As security for the prompt and complete payment and performance when due of all Obligations due Lender, Borrower hereby grants to Lender a continuing security interest in all of Borrower's right, title and interest in, to and under the following Collateral located on or used in connection with the Mortgaged Premises, whether now owned or hereafter acquired:

         (a)  all of Borrower's Fixtures;

         (b)  all Proceeds and products of any of the foregoing.

3.2. As further and additional security, Borrower has given Lender a Deed of Trust dated on even date herewith, which covers the Mortgage Premises (hereinafter called "Deed of Trust").

SECTION 4. BORROWER'S WARRANTIES. To induce Lender to enter into this Agreement to make the loan contemplated hereby, Borrower represents and warrants as follows:

4.1. Borrower operates Borrower's Business in the form of business organization, if any, and from the principal place of business or address as set forth in the introductory paragraph of this Agreement, and Borrower is in good standing, duly authorized, licensed and franchised to operate Borrower's Business;

4.2. All balance sheets, statements of profit and loss and other financial data which have been furnished by Borrower to Lender fairly present the financial condition of Borrower's Business as of the dates stated therein, and the results of its operations for the periods for which the same are furnished; all other information, reports, papers and data furnished to Lender are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter; and there has been no change in the business, earnings, prospects, assets, liabilities or condition (financial or otherwise) of Borrower's Business from that set forth in the most recent financial statements furnished by Borrower to Lender other than changes in the ordinary course of Borrower's Business, none of which changes have been materially adverse;

4.3. None of the Collateral is, as of the date hereof, subject to any mortgage, pledge, lien or encumbrance in favor of anyone other than Lender except liens of the kind permitted by


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Section 6.1 hereof, unless otherwise agreed to by Lender in writing;

4.4. There is not now pending against Borrower, or to the officers, managers or principals of Borrower's Business, if any, any litigation or legal, administrative or tax proceedings, investigations or other action or matter, the outcome of which in the opinion of Borrower or such officers, managers or principals could materially adversely affect the continued operation or condition (financial or otherwise) of Borrower's Business;

4.5. Borrower warrants that there exists on the date of this Agreement no Event of Default and no event which with the lapse of time would become an Event of Default; and

4.6. Borrower warrants that it is and shall remain the lawful owner of the Collateral, free of all liens and claims whatsoever, other than the security interest created hereby or pursuant hereto, or specifically allowed by this Agreement, and has the authority and right to subject the Collateral to the security interest granted to Lender by this Agreement.

SECTION 5. BORROWER'S AFFIRMATIVE COVENANTS. Borrower hereby covenants and agrees that, for so long as there shall remain any indebtedness hereunder;

5.1. Borrower will maintain the existence in good standing of Borrower's Business to the extent necessary under applicable law, and will continue to keep in full force and effect any and all licenses, franchises and other authorizations necessary to conduct Borrower's Business, if any;

5.2. Borrower will (i) keep proper Books of the operations of Borrower's Business if Borrower is a corporation or partnership or (ii) will keep proper personal financial statements if Borrower is an individual, all such Books and statements to be in forms satisfactory to Lender. Borrower will furnish to Lender balance sheets and statements of profit and loss for each year with respect to Borrower's Business (and, upon written request of Lender, Affiliates of Borrower), within one hundred twenty (120) days after the close of each Borrower's fiscal years hereafter, for so long as this Agreement shall remain in effect, and will furnish to Lender at such time a completed, executed copy of a report of an examination of the financial affairs of Borrower's Business (and, upon written request of Lender, Affiliates of Borrower) made by Borrower or by independent certified public accountants selected by Borrower and acceptable to Lender, such report of Borrower's Business and Affiliates, where applicable, to be in such detail and with such certification as Lender reasonably may require from time to time; and Borrower will furnish such other financial statements as Lender reasonably may require from time to time. Borrower will permit Lender to inspect and make copies of the Books of Borrower's Business, if any, (and, upon written request of


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Lender, Affiliates of Borrower) at all reasonable times and from time to time.
All such balance sheets, statements of profit and loss and other financial statements as Borrower may furnish hereunder will fairly present the financial condition of Borrower's Business and Affiliates, where applicable, as of the dates and for the periods for which the same are furnished and shall be certified as true and correct be an appropriate officer of Borrower or Affiliate, as applicable;

5.3. At the time any asset of Borrower's Business is assigned, mortgaged, pledged or otherwise hypothecated to Lender as security for any Obligation, Borrower will be the lawful owner thereof; the same being free from all encumbrances except as specifically stated in the instrument by which the same shall be so assigned, mortgaged, pledged or otherwise hypothecated; and the Borrower will warrant and defend the same against all claims and demands of any kind or nature;

5.4. Borrower promptly will pay when due all contractual obligations calling for the payment of money, taxes, assessments and charges imposed upon Borrower and upon Borrower's Business and Borrower's properties, assets, operations, products, income or securities and also promptly will pay all claims which constitute, or, if unpaid, may become a lien, charge or encumbrance upon Borrower's business or any of Borrower's properties, assets, operations, products income or securities;

5.5. Borrower shall be responsible for all loss and damage to Borrower's Business and agrees to keep Borrower's Business insured against loss or damage by fire, theft, collision and vandalism and against such other losses as Lender may require from time to time. Insurance policies for the said insurance shall be with such companies and in such amounts and in such form as shall be satisfactory to Lender. All such policies of insurance shall contain an endorsement in form and substance satisfactory to Lender, showing loss payable to Lender as its interest may appear, and a certificate of insurance evidencing such coverage will be provided to Lender;

5.6. Borrower will, upon request of Lender, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Lender) and do all such other acts and things as Lender may from time to time request, to establish and maintain a valid first perfected security interest in the Collateral (free of all other liens and claims whatsoever except as otherwise expressly provided herein) to secure the payment of the Obligations;

5.7. Borrower will keep, at the address designated above, all Books, if any, concerning the Collateral, which Books will be of such character as will enable Lender or its designees to determine at any time the status of the Collateral;


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5.8.     Borrower will, upon request of Lender, stamp on its Books concerning the Collateral, a notation or other notice(s), in form satisfactory to Lender, or take such other action to place third parties on notice of the security interest of Lender in the Collateral;

5.9. Borrower will not sell, assign, create or permit to exist any lien on or security interest in any Collateral in favor of anyone other than Lender;

5.10. Borrower will, at Borrower's sole cost and expense, keep the Collateral in as good and substantial repair and condition as the same is now or at the time the lien and security interest granted by this Agreement shall attach thereto, reasonable wear and tear excepted, making repairs and replacements when and where necessary. Borrower will further take all action necessary to insure that the real estate upon which the Borrower's Business is located shall be free of hazardous conditions, substances and pollutants of any kind; and

5.11. Borrower shall apply the proceeds of the Loan for the purposes set forth in this Agreement and shall furnish such evidence thereof as Lender may request.

SECTION 6. BORROWER'S NEGATIVE COVENANTS. Borrower hereby covenants and agrees that, for so long as there shall remain any Obligation owing to Lender, it will not, without the prior written consent of Lender:

6.1. Create, permit or suffer to exist any mortgage, lien or other encumbrance to be levied upon or become a charge against the Collateral located on or used in connection with Mortgaged Premises other than mortgages, liens or other encumbrances in favor of Lender, those liens identified as Permitted Encumbrances in the Deed of Trust, and liens resulting from deposits or pledges to secure payments of worker's compensation, unemployment insurance, old age pensions or social security;

6.2. Endorse, guarantee or become surety for the payment of any debt or liability, of any individual, partnership or corporation, directly or contingently which would create a lien on the Collateral located on or used in connection with Mortgaged Premises unless such lien is in favor of Lender; and

6.3. Sell, exchange, transfer or otherwise dispose of any of its properties, assets, operations or products except in the normal course of Borrower's Business; consolidate Borrower's Business with or merge Borrower's Business into any other business concern or permit any other business concern to consolidate with or merge into Borrower's Business; or sell, exchange, transfer, lease or otherwise dispose of all or any substantial part of its capital assets, or make or have outstanding any loan or advance to any individual, partnership or


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corporation, purchase any security of any corporation or invest in the obligations of any individual, partnership or corporation.

SECTION 7.  OWNERSHIP AND MANAGEMENT OF BORROWER'S BUSINESS.

7.1. Lender has elected to enter into this Agreement and to make the Loan contemplated hereby with reliance and confidence in the integrity and ability of the Borrower, and if Borrower is a corporation or partnership, the persons presently having an ownership interest in or being in the active management and operation of Borrower's Business as disclosed to Lender concurrently herewith, and in reliance that said persons are and shall continue to have the same ownership interest in or be in the active management and operation of Borrower's Business or both, as the case may be, and that such ownership and management shall not change without Lender's prior consent so long as this Agreement remains effective and the Obligations remain outstanding.

SECTION 8.  EVENT OF DEFAULT AND REMEDIES.

8.1.     The following shall constitute an Event of Default hereunder:

              (a) the occurrence of any event of default under the Deed of Trust given by Borrower to Lender on even date herewith; or

              (b) if there is now or hereafter be any change in the ownership interest in or active management of the operation of the Borrower's Business.

8.2. Upon the existence of an Event of Default, all outstanding Obligations of Borrower to Lender will (notwithstanding any provisions to the contrary) after expiration of any applicable notice and cure period, thereupon immediately become due and payable, and Lender may, provided Borrower is also given notice, notify any parties obligated to Borrower on any of the Collateral to make payment to Lender of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of Lender, Borrower will, at its own expense, notify any parties obligated to Borrower on any of the Collateral to make payment to Lender of any amounts due or to become due thereunder. In addition, Lender may take possession of the Collateral and any Books concerning same wherever they may be found, with or without process of law, and may dispose of the Collateral or any portion thereof in any manner permitted by law. Unless otherwise agreed to by the parties in writing, any notification of intended disposition of any of the Collateral required by law shall be


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deemed reasonably and properly made if given at least seven (7) days before such disposition.

SECTION 9.  APPOINTMENT OF LENDER AS ATTORNEY.

9.1. When an Event of Default shall occur and be continuing, Borrower hereby irrevocably appoints Lender as attorney-in-fact with power of substitution to act for Borrower in Borrower's name or in the name of Lender, or otherwise, for the use and benefit of Lender hereunder, at the expense of Borrower; provided that in no event shall this appointment impose any duty on Lender to act initially or thereafter, as this appointment is made solely to allow Lender to protect its interests in the Collateral from time to time at its option. This special power of attorney shall include, but not be limited to, the hereinafter enumerated acts:

              (a) Upon reasonable notice to Borrower, to execute and deliver, or otherwise take any action deemed appropriate by Lender regarding any deed, lease, assignment, security agreement, certificate of title, chattel mortgage, vehicle registration, bill of sale, release and such other instruments as may be necessary to sell, assign, transfer, pledge or otherwise deal with the property of Borrower which is or shall hereafter become Collateral of Lender under this Agreement and any amendments thereto;

              (b) Upon reasonable notice to Borrower, to demand, collect, receive payment on, release and otherwise take any action deemed appropriate by Lender regarding all claims or money due or to become due to the Borrower in connection with the purchase, sale, damage or destruction of any of the Collateral, to settle and compromise any such claim, to receive and open any mail addressed to Borrower, and to endorse checks for collection, deposit or payment, and execute and deliver waivers, releases, covenants not to sue, or other legal instruments deemed necessary to effect such collection, settlement or compromise; and

              (c) Upon reasonable notice to Borrower, to prosecute or otherwise take any action deemed appropriate by Lender in the name of Lender or in the name of Borrower, or otherwise, any action or proceeding to collect any such claim or to enforce the right of Borrower for the benefit of Lender.


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SECTION 10.  GENERAL.  Borrower and Lender further agree that:

10.1. Lender shall, at all times, have the right to setoff and apply any and all credits, monies or properties of Borrower in Lender's possession or control against any Obligations of Borrower to Lender. All payments by Borrower or other funds of borrower held or received by Lender, other than regular monthly installments of principal and interest due on the Note, shall be applied to the first maturing installments under said Note in order of maturity.

10.2. The acceptance by Lender of any installment or payment after it becomes due or the waiver by Lender of any other Event of Default shall not be deemed to alter or affect Borrower's Obligations and/or Lender's rights with respect to any subsequent payment or Event of Default.

10.3. All of the agreements, representations and warranties contained in this agreement or in any other instrument or document delivered pursuant thereto shall survive the delivery of the Note and any extensions, renewals or substitutions thereof and shall continue in full force and effect as long as there shall remain Obligations owing to Lender from Borrower.

10.4. All negotiations, correspondence and memoranda passed between the parties hereto with regard to the transactions contemplated by this Agreement (other than the Commitment Letter, if any), are merged hereby and this Agreement cancels and supersedes all prior agreements between the parties with regard thereto. This Agreement may be assigned, altered, modified or abridged only by a written instrument duly executed by the authorized representatives of Lender and Borrower.

10.5. It is intended that this Agreement shall not be in violation of any valid law applicable hereto now or hereafter from time to time in effect in any jurisdiction and in the event any provision hereof in any way contravenes any of said laws, this Agreement shall be considered valid except as to such provisions. This Agreement is executed in the State of Arizona and shall be subject to and construed under the laws of the State of Arizona.

10.6. Any notice given hereunder shall be in writing and given by personal delivery or shall be sent by U.S. registered or certified mail, postage prepaid, addressed to the party to be charged with such notice, at the respective address as set forth above, or such other address as may be provided in writing.

10.7. This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, successors and assigns of the parties.


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10.8.    This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, successors and assigns of the parties.

SECTION 11. AUTHORITY. Borrower shall furnish to Lender upon execution of this Agreement such proof of its authority to enter into this Agreement, to make the Note and to deposit the said security with Lender as Lender from time to time reasonably may request, including, without limiting the generality of the foregoing, an opinion of Borrower's counsel and, if Borrower is a corporation, certified copies of resolutions of Borrower's stockholders, board of directors, or other managers.

SECTION 12. WAIVER OF JURY TRIAL. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT THERE MAY BE A CONSTITUTIONAL RIGHT OT A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING BETWEEN THEM, BUT THAT SUCH RIGHT MAY BE WAIVED. ACCORDINGLY, THE PARTIES AGREE;

         (A) NOTWITHSTANDING SUCH CONSTITUTIONAL RIGHT, IN THIS COMMERCIAL MATTER THE PARTIES BELIEVE AND AGREE THAT IT SHALL BE IN THEIR BEST INTEREST TO WAIVE SUCH RIGHT AND, ACCORDINGLY, HEREBY WAIVE SUCH RIGHT TO A JURY TRIAL AND FURTHER AGREE THAT THE BEST FORUM FOR HEARING ANY CLAIM, DISPUTE OR LAWSUIT, IF ANY, ARISING IN CONNECTION WITH THIS AGREEMENT OR RELATIONSHIP BETWEEN LENDER AND BORROWER, INCLUDING, BUT NOT LIMITED TO, IN CONNECTION WITH THE COLLECTION OF THE LOAN OR OTHER OBLIGATIONS, SHALL BE A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY;

         (B) THIS WAIVER OF JURY TRIAL IS FREELY, KNOWINGLY AND VOLUNTARILY GIVEN BY EACH PARTY, WITHOUT ANY DURESS OR COERCION, AFTER EACH PARTY HAS CONSULTED WITH ITS COUNSEL AND HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT, SPECIFICALLY INCLUDING THIS WAIVER OF JURY TRIAL PROVISION; AND

         (C) NEITHER LENDER NOR BORROWER SHALL BE DEEMED TO HAVE RELINQUISHED THIS PROVISION WAIVING JURY TRIAL EXCEPT BY A WRITING SIGNED BY AN OFFICER OF LENDER AND BORROWER RELINQUISHING THIS WAIVER OF JURY TRIAL PROVISION.


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

WITNESSES:                             BORROWER:
                                       SA AUTOMOTIVE, Ltd., an Arizona
                                       corporation

                                       By:
-------------------------                 ---------------------------
                                          Its:  President

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